Exhibit 99.1

Media Contact: Jessica Stejskal | SVP Marketing Jessica.Stejskal@bwbmn.com | 952.893.6860	Investor Contact: Justin Horstman | VP Investor Relations Justin.Horstman@bwbmn.com | 952.542.5169

July 23, 2025

Bridgewater Bancshares, Inc. Announces Second Quarter 2025 Financial Results

Second Quarter 2025 Highlights

●	Net income of $11.5 million, or $0.38 per diluted common share; adjusted net income of $11.3 million, or $0.37 per diluted common share.(1)
●	Pre-provision net revenue(1) increased $2.2 million, or 15.6%, from the first quarter of 2025.
●	Net interest income increased $2.2 million, or 7.4%, from the first quarter of 2025.
●	Record noninterest income of $3.6 million, up $1.5 million, or 74.5%, from the first quarter of 2025.
●	Sold $58.5 million of securities acquired in the First Minnetonka City Bank (“FMCB”) acquisition for a gain of $474,000.
●	Net interest margin (on a fully tax-equivalent basis) of 2.62% for the second quarter of 2025, an increase of 11 basis points from the first quarter of 2025.
●	Gross loans increased by $125.7 million, or 12.5% annualized, from the first quarter of 2025.
●	Total deposits increased by $74.3 million, or 7.2% annualized, from the first quarter of 2025; core deposits(2) increased by $16.2 million, or 2.1% annualized, from the first quarter of 2025.
●	Efficiency ratio(1) of 52.6%, down from 55.5% for the first quarter of 2025; adjusted efficiency ratio(1) of 51.5%, down from 53.7% for the first quarter of 2025.
●	Annualized net loan charge-offs as a percentage of average loans of 0.00%, in line with the first quarter of 2025.
●	Nonperforming assets to total assets of 0.19% at June 30, 2025, down from 0.20% at March 31, 2025.
●	Tangible book value per share(1) of $14.21 at June 30, 2025, an increase of 9.2% annualized, from the first quarter of 2025.
●	Repurchased 122,704 shares of common stock at a weighted average price of $12.80 per share, for a total of $1.6 million.
●	Completed the private placement of $80.0 million of 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035, with a portion of the net proceeds used to redeem $50.0 million of outstanding 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030.

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.

St. Louis Park, MN – Bridgewater Bancshares, Inc. (Nasdaq: BWB) (the Company), the parent company of Bridgewater Bank (the Bank), today announced net income of $11.5 million for the second quarter of 2025, compared to $9.6 million for the first quarter of 2025, and $8.1 million for the second quarter of 2024. Earnings per diluted common share were $0.38 for the second quarter of 2025, compared to $0.31 for the first quarter of 2025, and $0.26 for the second quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $11.3 million for the second quarter of 2025, compared to $10.1 million for the first quarter of 2025, and $7.9 million for the second quarter of 2024. Adjusted earnings per diluted common share, a non-GAAP financial measure, were $0.37 for the second quarter of 2025, compared to $0.32 for the first quarter of 2025, and $0.25 for the second quarter of 2024.

“Bridgewater’s second quarter results demonstrated our ability to continue producing strong profitability and balance sheet growth trends as we also look to take advantage of continuing M&A disruption in the Twin Cities,” said Chairman and Chief Executive Officer, Jerry Baack. “Strong revenue growth during the quarter was driven by additional net interest margin expansion, a record level of fee income, and robust loan growth, while core expenses remained well-controlled. Asset quality trends also held strong as we maintained low levels of nonperforming assets and virtually no net charge-offs.

“As local banks in our market continue to be acquired by out-of-state buyers, Bridgewater continues to find opportunities to attract top talent and high-quality clients. We expect this will be another tailwind to help support our consistently growing tangible book value and drive long-term shareholder value.”

Key Financial Measures

	As of and for the Three Months Ended			As of and for the Six Months Ended
	June 30,	March 31	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024
Per Common Share Data
Basic Earnings Per Share	$0.38	$0.31	$0.26	$0.70	$0.51
Diluted Earnings Per Share	0.38	0.31	0.26	0.68	0.50
Adjusted Diluted Earnings Per Share (1)	0.37	0.32	0.25	0.69	0.49
Book Value Per Share	14.92	14.60	13.63	14.92	13.63
Tangible Book Value Per Share (1)	14.21	13.89	13.53	14.21	13.53

Financial Ratios
Return on Average Assets (2)	0.90%	0.77%	0.70%	0.83%	0.69%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.27	1.13	0.94	1.20	0.95
Return on Average Shareholders' Equity (2)	9.80	8.39	7.49	9.10	7.42
Return on Average Tangible Common Equity (1)(2)	10.93	9.22	7.80	10.08	7.72
Net Interest Margin (3)	2.62	2.51	2.24	2.56	2.24
Core Net Interest Margin (1)(3)	2.49	2.37	2.17	2.43	2.18
Cost of Total Deposits	3.16	3.18	3.46	3.17	3.39
Cost of Funds	3.19	3.17	3.49	3.18	3.42
Efficiency Ratio (1)	52.6	55.5	58.7	53.9	58.5
Noninterest Expense to Average Assets (2)	1.47	1.45	1.35	1.46	1.34
Tangible Common Equity to Tangible Assets (1)	7.40	7.48	7.90	7.40	7.90
Common Equity Tier 1 Risk-based Capital Ratio (Consolidated) (4)	9.03	9.03	9.41	9.03	9.41

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets (2)	0.88%	0.80%	0.68%	0.84%	0.68%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.31	1.18	0.94	1.25	0.95
Adjusted Return on Average Shareholders' Equity (2)	9.64	8.77	7.27	9.21	7.28
Adjusted Return on Average Tangible Common Equity (2)	10.74	9.68	7.53	10.22	7.54
Adjusted Efficiency Ratio	51.5	53.7	58.7	52.5	58.5
Adjusted Noninterest Expense to Average Assets (2)	1.43	1.41	1.35	1.42	1.34

Balance Sheet and Asset Quality (dollars in thousands)
Total Assets	$5,296,673	$5,136,808	$4,687,035	$5,296,673	$4,687,035
Total Loans, Gross	4,145,799	4,020,076	3,800,385	4,145,799	3,800,385
Deposits	4,236,742	4,162,457	3,807,712	4,236,742	3,807,712
Loan to Deposit Ratio	97.9%	96.6%	99.8%	97.9%	99.8%
Net Loan Charge-Offs to Average Loans (2)	0.00	0.00	0.00	0.00	0.00
Nonperforming Assets to Total Assets (5)	0.19	0.20	0.01	0.19	0.01
Allowance for Credit Losses to Total Loans	1.35	1.34	1.37	1.35	1.37

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Income Statement

Net Interest Margin and Net Interest Income

Net interest margin (on a fully tax-equivalent basis) for the second quarter of 2025 was 2.62%, an 11 basis point increase from 2.51% in the first quarter of 2025, and a 38 basis point increase from 2.24% in the second quarter of 2024. Core net interest margin (on a fully tax-equivalent basis), a non-GAAP financial measure which excludes the impact of loan fees and purchase accounting accretion attributable to the acquisition of FMCB, was 2.49% for the second quarter of 2025, a 12 basis point increase from 2.37% in the first quarter of 2025, and a 32 basis point increase from 2.17% in the second quarter of 2024.

●	Net interest margin expanded to 2.62% in the second quarter of 2025, primarily due to higher core loan yields and lower costs of deposits.

Net interest income was $32.5 million for the second quarter of 2025, an increase of $2.2 million from $30.2 million in the first quarter of 2025, and an increase of $7.5 million from $25.0 million in the second quarter of 2024.

●	The linked-quarter increase in net interest income was primarily due to increased loan interest and fee income.
●	The year-over-year increase in net interest income was primarily due to growth and higher yields in the loan portfolio and purchase accounting accretion.

Interest income was $69.2 million for the second quarter of 2025, an increase of $3.5 million from $65.7 million in the first quarter of 2025, and an increase of $8.3 million from $60.9 million in the second quarter of 2024.

●	The yield on interest earning assets (on a fully tax-equivalent basis) was 5.56% in the second quarter of 2025, compared to 5.43% in the first quarter of 2025, and 5.41% in the second quarter of 2024.
●	The linked-quarter and year-over-year increases in the yield on interest earning assets were primarily due to growth and repricing of the loan portfolio and purchase accounting accretion.
●	The aggregate loan yield increased to 5.74% in the second quarter of 2025, 13 basis points higher than 5.61% in the first quarter of 2025, and 24 basis points higher than 5.50% in the second quarter of 2024.
●	Core loan yield, a non-GAAP financial measure, increased to 5.59% in the second quarter of 2025, nine basis points higher than 5.50% in the first quarter of 2025, and 17 basis points higher than 5.42% in the second quarter of 2024.

A summary of interest and fees recognized on loans for the periods indicated is as follows:

	Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Interest	5.59%	5.50%	5.47%	5.47%	5.42%
Fees	0.11	0.07	0.08	0.10	0.08
Accretion	0.04	0.04	—	—	—
Yield on Loans	5.74%	5.61%	5.55%	5.57%	5.50%

Interest expense was $36.7 million for the second quarter of 2025, an increase of $1.2 million from $35.5 million in the first quarter of 2025, and an increase of $864,000 from $35.9 million in the second quarter of 2024.

●	The cost of interest bearing liabilities was 3.83% in the second quarter of 2025, compared to 3.82% in the first quarter of 2025, and 4.19% in the second quarter of 2024.
●	The linked-quarter cost of interest bearing liabilities remained relatively stable.
●	The year-over-year decrease in the cost of interest bearing liabilities was primarily due to lower rates paid on deposits and decreases in average brokered deposit balances.

Interest expense on deposits was $32.5 million for the second quarter of 2025, an increase of $394,000 from $32.1 million in the first quarter of 2025, and an increase of $879,000 from $31.6 million in the second quarter of 2024.

●	The cost of total deposits was 3.16% in the second quarter of 2025, compared to 3.18% in the first quarter of 2025, and 3.46% in the second quarter of 2024.
●	The year-over-year decrease in the cost of total deposits was primarily due to lower rates paid on deposits following interest rate cuts in 2024 and decreases in average brokered deposit balances.

Provision for Credit Losses

The provision for credit losses on loans and leases was $2.0 million for the second quarter of 2025, compared to $1.5 million for the first quarter of 2025 and $600,000 for the second quarter of 2024.

●	The provision for credit losses on loans recorded in the second quarter of 2025 was primarily attributable to growth in the loan portfolio and an increase in specific reserves for loans individually evaluated.
●	The allowance for credit losses on loans to total loans was 1.35% at June 30, 2025, compared to 1.34% at March 31, 2025, and 1.37% at June 30, 2024.

The provision for credit losses for off-balance sheet credit exposures was $-0- for each of the second quarter of 2025, the first quarter of 2025, and the second quarter of 2024.

Noninterest Income

Noninterest income was $3.6 million for the second quarter of 2025, an increase of $1.5 million from $2.1 million for the first quarter of 2025, and an increase of $1.9 million from $1.8 million for the second quarter of 2024.

●	Noninterest income in the second quarter of 2025 inlcuded two non-core items: a $474,000 gain on sale of securities acquired in the FMCB acquisition and $301,000 of FHLB prepayment income.
●	The linked-quarter increase was primarily due to higher swap fees, gains on sales of securities, and FHLB prepayment income, offset partially by a decrease in letter of credit fees and investment advisory fees.
●	The year-over-year increase was primarily due to higher swap fees, gains on sales of securities, FHLB prepayment income, and investment advisory fees.

Noninterest Expense

Noninterest expense was $18.9 million for the second quarter of 2025, an increase of $805,000 from $18.1 million for the first quarter of 2025 and an increase of $3.4 million from $15.5 million for the second quarter of 2024.

●	Noninterest expense for the second quarter of 2025 included $540,000 of merger-related expenses, compared to $565,000 for the first quarter of 2025.
●	The linked-quarter increase was primarily due to increases in FDIC insurance assessments and other noninterest expense, which included higher charitable contributions.
●	The year-over-year increase was primarily attributable to increases in salaries and employee benefits, operating costs related to the FMCB acquisition, and merger-related expenses, offset partially by a decrease in derivative collateral fees.
●	The efficiency ratio, a non-GAAP financial measure, was 52.6% for the second quarter of 2025, compared to 55.5% for the first quarter of 2025, and 58.7% for the second quarter of 2024.
●	The Company had 308 full-time equivalent employees at June 30, 2025, compared to 292 at March 31, 2025, and 258 at June 30, 2024.

Income Taxes

The effective combined federal and state income tax rate was 23.9% for the second quarter of 2025 and the first quarter of 2025, compared to 23.6% for the second quarter of 2024.

Balance Sheet

Loans

(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Commercial	$549,259	$528,801	$497,662	$493,403	$518,762
Leases	44,817	43,958	44,291	—	—
Construction and Land Development	136,438	128,073	97,255	118,596	134,096
1-4 Family Construction	39,095	39,438	41,961	45,822	60,551
Real Estate Mortgage:
1 - 4 Family Mortgage	474,269	479,461	474,383	421,179	416,944
Multifamily	1,555,731	1,534,747	1,425,610	1,379,814	1,404,835
CRE Owner Occupied	192,837	196,080	191,248	182,239	185,988
CRE Nonowner Occupied	1,137,007	1,055,157	1,083,108	1,032,142	1,070,050
Total Real Estate Mortgage Loans	3,359,844	3,265,445	3,174,349	3,015,374	3,077,817
Consumer and Other	16,346	14,361	12,996	12,395	9,159
Total Loans, Gross	4,145,799	4,020,076	3,868,514	3,685,590	3,800,385
Allowance for Credit Losses on Loans	(55,765)	(53,766)	(52,277)	(51,018)	(51,949)
Net Deferred Loan Fees	(7,629)	(7,218)	(6,801)	(5,705)	(6,214)
Total Loans, Net	$4,082,405	$3,959,092	$3,809,436	$3,628,867	$3,742,222

Total gross loans at June 30, 2025 were $4.15 billion, an increase of $125.7 million, or 12.5% annualized, over total gross loans of $4.02 billion at March 31, 2025, and an increase of $345.4 million, or 9.1%, over total gross loans of $3.80 billion at June 30, 2024.

●	The increase in the loan portfolio during the second quarter of 2025 was due to strong loan originations in excess of loan payoffs and paydowns.

Deposits

(dollars in thousands)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Noninterest Bearing Transaction Deposits	$787,868	$791,528	$800,763	$713,309	$705,175
Interest Bearing Transaction Deposits	791,748	840,378	862,242	805,756	752,568
Savings and Money Market Deposits	1,441,694	1,372,191	1,259,503	980,345	943,994
Time Deposits	344,882	326,821	338,506	347,080	373,713
Brokered Deposits	870,550	831,539	825,753	900,952	1,032,262
Total Deposits	$4,236,742	$4,162,457	$4,086,767	$3,747,442	$3,807,712

Total deposits at June 30, 2025 were $4.24 billion, an increase of $74.3 million, or 7.2% annualized, over total deposits of $4.16 billion at March 31, 2025, and an increase of $429.0 million, or 11.3%, over total deposits of $3.81 billion at June 30, 2024.

●	Core deposits, defined as total deposits excluding brokered deposits and certificates of deposits greater than $250,000, increased $16.2 million, or 2.1% annualized, from the first quarter of 2025, and increased $601.7 million, or 23.3%, from the second quarter of 2024.

Asset Quality

Overall asset quality remained strong due to the Company’s measured risk selection, consistent underwriting standards, active credit oversight, and experienced lending and credit teams.

●	Annualized net charge-offs as a percentage of average loans were 0.00% for each of the second quarter of 2025, the first quarter of 2025, and the second quarter of 2024.
●	At June 30, 2025, the Company’s nonperforming assets, which include nonaccrual loans, loans past due 90 days and still accruing, and foreclosed assets, were $10.3 million, or 0.19% of total assets, compared to $10.3 million, or 0.20% of total assets, at March 31, 2025, and $678,000, or 0.01% of total assets, at June 30, 2024.
●	Loans with potential weaknesses that warranted a watch/special mention risk rating at June 30, 2025 totaled $53.3 million, compared to $38.3 million at March 31, 2025, and $30.4 million at June 30, 2024.
●	Loans that warranted a substandard risk rating at June 30, 2025 totaled $45.0 million, compared to $31.6 million at March 31, 2025, and $33.9 million at June 30, 2024.

Capital

Total shareholders’ equity at June 30, 2025 was $476.3 million, an increase of $7.3 million, or 6.2% annualized, compared to total shareholders’ equity of $469.0 million at March 31, 2025, and an increase of $37.0 million, or 8.4%, over total shareholders’ equity of $439.2 million at June 30, 2024.

●	The linked-quarter increase was primarily due to net income retained, offset partially by preferred stock dividends and stock repurchases.
●	The year-over-year increase was primarily due to net income retained and a decrease in unrealized losses in the securities portfolio, offset partially by a decrease in unrealized gains in the derivative portfolio, preferred stock dividends, and stock repurchases.
●	The Consolidated Common Equity Tier 1 Risk-Based Capital Ratio was 9.03% at June 30, 2025 and March 31, 2025, compared to 9.41% at June 30, 2024.
●	Tangible common equity as a percentage of tangible assets, a non-GAAP financial measure, was 7.40% at June 30, 2025, compared to 7.48% at March 31, 2025, and 7.90% at June 30, 2024.

Tangible book value per share, a non-GAAP financial measure, was $14.21 as of June 30, 2025, an increase of 9.2% annualized from $13.89 as of March 31, 2025, and an increase of 5.0% from $13.53 as of June 30, 2024.

On June 24, 2025, the Company completed a private placement of $80.0 million of 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035. A portion of the net proceeds were used to redeem $50.0 million of outstanding 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030.

During the second quarter of 2025, the Company repurchased 122,704 shares of its common stock at an aggregate purchase price of $1.6 million (average price of $12.80 per share).

●	The Company had $13.1 million remaining under its current share repurchase authorization at June 30, 2025.
●	On July 22, 2025, the Board of Directors extended the expiration date of the current share repurchase authorization from August 20, 2025 to August 26, 2026.

Today, the Company also announced that its Board of Directors has declared a quarterly cash dividend on its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A (Series A Preferred Stock). The quarterly cash dividend of $36.72 per share, equivalent to $0.3672 per depositary share, each representing a 1/100th interest in a share of the Series A Preferred Stock (Nasdaq: BWBBP), is payable on September 2, 2025 to shareholders of record of the Series A Preferred Stock at the close of business on August 15, 2025.

Conference Call and Webcast

The Company will host a conference call to discuss its second quarter 2025 financial results on Thursday, July 24, 2025 at 8:00 a.m. Central Time. The conference call can be accessed by dialing 844-481-2913 and requesting to join the Bridgewater Bancshares earnings call. To listen to a replay of the conference call via phone, please dial 877-344-7529 and enter access code 1833047. The replay will be available through July 31, 2025. The conference call will also be available via a live webcast on the Investor Relations section of the Company’s website, investors.bridgewaterbankmn.com, and archived for replay.

About the Company

Bridgewater Bancshares, Inc. (Nasdaq: BWB) is a St. Louis Park, Minnesota-based financial holding company founded in 2005. Its banking subsidiary, Bridgewater Bank, is a premier, full-service bank dedicated to providing responsive support and simple solutions to businesses, entrepreneurs, and successful individuals across the Twin Cities. Bridgewater offers a comprehensive suite of products and services spanning deposits, lending, and treasury management solutions. Bridgewater has also received numerous awards for its banking services and esteemed corporate culture. With total assets of $5.3 billion and nine strategically located branches as of June 30, 2025, Bridgewater is one of the largest locally-led banks in Minnesota and is committed to being the finest entrepreneurial bank. For more information, please visit www.bridgewaterbankmn.com.

Use of Non-GAAP Financial Measures

In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures used in this earnings release to the comparable GAAP measures are provided in the accompanying tables.

Forward-Looking Statements

This earnings release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of new, or changes to, existing policies, regulations, regulatory and governmental agencies and executive orders, including with respect to tariffs, immigration, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, including future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of FMCB, including the possibility that the merger may be more difficult or expensive to integrate than anticipated, and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Bridgewater Bancshares, Inc. and Subsidiaries
Financial Highlights

(dollars in thousands, except share data)

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Income Statement
Net Interest Income	$32,452	$30,208	$26,967	$25,599	$24,996
Provision for Credit Losses	2,000	1,500	2,175	—	600
Noninterest Income	3,627	2,079	2,533	1,522	1,763
Noninterest Expense	18,941	18,136	16,812	15,760	15,539
Net Income	11,520	9,633	8,204	8,675	8,115
Net Income Available to Common Shareholders	10,506	8,620	7,190	7,662	7,101

Per Common Share Data
Basic Earnings Per Share	$0.38	$0.31	$0.26	$0.28	$0.26
Diluted Earnings Per Share	0.38	0.31	0.26	0.27	0.26
Adjusted Diluted Earnings Per Share (1)	0.37	0.32	0.27	0.28	0.25
Book Value Per Share	14.92	14.60	14.21	14.06	13.63
Tangible Book Value Per Share (1)	14.21	13.89	13.49	13.96	13.53
Basic Weighted Average Shares Outstanding	27,460,982	27,568,772	27,459,433	27,382,798	27,386,713
Diluted Weighted Average Shares Outstanding	27,998,008	28,036,506	28,055,532	27,904,910	27,748,184
Shares Outstanding at Period End	27,470,283	27,560,150	27,552,449	27,425,690	27,348,049

Financial Ratios
Return on Average Assets (2)	0.90%	0.77%	0.68%	0.73%	0.70%
Pre-Provision Net Revenue Return on Average Assets (1)(2)	1.27	1.13	1.05	0.96	0.94
Return on Average Shareholders' Equity (2)	9.80	8.39	7.16	7.79	7.49
Return on Average Tangible Common Equity (1)(2)	10.93	9.22	7.43	8.16	7.80
Net Interest Margin (3)	2.62	2.51	2.32	2.24	2.24
Core Net Interest Margin (1)(3)	2.49	2.37	2.24	2.16	2.17
Cost of Total Deposits	3.16	3.18	3.40	3.58	3.46
Cost of Funds	3.19	3.17	3.38	3.54	3.49
Efficiency Ratio (1)	52.6	55.5	56.8	58.0	58.7
Noninterest Expense to Average Assets (2)	1.47	1.45	1.40	1.33	1.35

Adjusted Financial Ratios (1)
Adjusted Return on Average Assets	0.88%	0.80%	0.71%	0.75%	0.68%
Adjusted Pre-Provision Net Revenue Return on Average Assets (2)	1.31	1.18	1.09	0.98	0.94
Adjusted Return on Average Shareholders' Equity	9.64	8.77	7.49	7.96	7.27
Adjusted Return on Average Tangible Common Equity	10.74	9.68	7.82	8.36	7.53
Adjusted Efficiency Ratio	51.5	53.7	55.2	57.2	58.7
Adjusted Noninterest Expense to Average Assets	1.43	1.41	1.36	1.31	1.35

Balance Sheet
Total Assets	$5,296,673	$5,136,808	$5,066,242	$4,691,517	$4,687,035
Total Loans, Gross	4,145,799	4,020,076	3,868,514	3,685,590	3,800,385
Deposits	4,236,742	4,162,457	4,086,767	3,747,442	3,807,712
Total Shareholders' Equity	476,282	468,975	457,935	452,200	439,241
Loan to Deposit Ratio	97.9%	96.6%	94.7%	98.3%	99.8%
Core Deposits to Total Deposits (4)	75.2	76.2	76.0	71.5	67.9

Asset Quality
Net Loan Charge-Offs to Average Loans (2)	0.00%	0.00%	0.03%	0.10%	0.00%
Nonperforming Assets to Total Assets (5)	0.19	0.20	0.01	0.19	0.01
Allowance for Credit Losses to Total Loans	1.35	1.34	1.35	1.38	1.37

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Capital Ratios (Consolidated) (6)
Tier 1 Leverage Ratio	9.14%	9.10%	9.45%	9.75%	9.66%
Common Equity Tier 1 Risk-based Capital Ratio	9.03	9.03	9.08	9.79	9.41
Tier 1 Risk-based Capital Ratio	10.51	10.55	10.64	11.44	11.03
Total Risk-based Capital Ratio	14.17	13.62	13.76	14.62	14.16
Tangible Common Equity to Tangible Assets (1)	7.40	7.48	7.36	8.17	7.90

(1)	Represents a non-GAAP financial measure. See "Non-GAAP Financial Measures" for further details.
(2)	Annualized.
(3)	Amounts calculated on a tax-equivalent basis using the statutory federal tax rate of 21%.
(4)	Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000.
(5)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.
(6)	Preliminary data. Current period subject to change prior to filings with applicable regulatory agencies.

Bridgewater Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2025	2025	2024	2024	2024
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Assets
Cash and Cash Equivalents	$217,495	$166,205	$229,760	$191,859	$134,093
Bank-Owned Certificates of Deposit	3,897	4,139	4,377	—	—
Securities Available for Sale, at Fair Value	743,889	764,626	768,247	664,715	601,057
Loans, Net of Allowance for Credit Losses	4,082,405	3,959,092	3,809,436	3,628,867	3,742,222
Federal Home Loan Bank (FHLB) Stock, at Cost	21,472	18,984	19,297	18,626	15,844
Premises and Equipment, Net	49,979	49,442	49,533	47,777	47,902
Foreclosed Assets	185	—	—	434	—
Accrued Interest	17,711	17,700	17,711	16,750	16,944
Goodwill	11,982	11,982	11,982	2,626	2,626
Other Intangible Assets, Net	7,390	7,620	7,850	163	171
Bank-Owned Life Insurance	45,413	45,025	44,646	38,219	35,090
Other Assets	94,855	91,993	103,403	81,481	91,086
Total Assets	$5,296,673	$5,136,808	$5,066,242	$4,691,517	$4,687,035

Liabilities and Equity
Liabilities
Deposits:
Noninterest Bearing	$787,868	$791,528	$800,763	$713,309	$705,175
Interest Bearing	3,448,874	3,370,929	3,286,004	3,034,133	3,102,537
Total Deposits	4,236,742	4,162,457	4,086,767	3,747,442	3,807,712
Notes Payable	13,750	13,750	13,750	13,750	13,750
FHLB Advances	404,500	349,500	359,500	349,500	287,000
Subordinated Debentures, Net of Issuance Costs	108,689	79,766	79,670	79,574	79,479
Accrued Interest Payable	4,110	4,525	4,008	3,458	3,999
Other Liabilities	52,600	57,835	64,612	45,593	55,854
Total Liabilities	4,820,391	4,667,833	4,608,307	4,239,317	4,247,794

Shareholders' Equity
Preferred Stock- $0.01 par value; Authorized 10,000,000
Preferred Stock - Issued and Outstanding 27,600 Series A shares ($2,500 liquidation preference) at June 30, 2025 (unaudited), March 31, 2025 (unaudited), December 31, 2024, September 30, 2024 (unaudited), and June 30, 2024 (unaudited)	66,514	66,514	66,514	66,514	66,514
Common Stock- $0.01 par value; Authorized 75,000,000
Common Stock - Issued and Outstanding 27,470,283 at June 30, 2025 (unaudited), 27,560,150 at March 31, 2025 (unaudited), 27,552,449 at December 31, 2024, 27,425,690 at September 30, 2024 (unaudited), and 27,348,049 at June 30, 2024 (unaudited)	275	276	276	274	273
Additional Paid-In Capital	95,174	95,503	95,088	94,597	93,205
Retained Earnings	328,547	318,041	309,421	302,231	294,569
Accumulated Other Comprehensive Loss	(14,228)	(11,359)	(13,364)	(11,416)	(15,320)
Total Shareholders' Equity	476,282	468,975	457,935	452,200	439,241
Total Liabilities and Equity	$5,296,673	$5,136,808	$5,066,242	$4,691,517	$4,687,035

Bridgewater Bancshares, Inc. and Subsidiaries
Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest Income
Loans, Including Fees	$57,888	$53,820	$51,870	$51,895	$51,385	$111,708	$100,966
Investment Securities	9,200	9,397	9,109	8,725	8,177	18,597	16,093
Other	2,110	2,491	2,345	2,407	1,316	4,601	2,488
Total Interest Income	69,198	65,708	63,324	63,027	60,878	134,906	119,547

Interest Expense
Deposits	32,497	32,103	32,810	34,187	31,618	64,600	61,808
Federal Funds Purchased	16	—	42	2	853	16	1,157
Notes Payable	260	258	275	296	296	518	591
FHLB Advances	2,852	2,156	2,229	1,942	2,125	5,008	4,383
Subordinated Debentures	1,121	983	1,001	1,001	990	2,104	1,981
Total Interest Expense	36,746	35,500	36,357	37,428	35,882	72,246	69,920

Net Interest Income	32,452	30,208	26,967	25,599	24,996	62,660	49,627
Provision for Credit Losses	2,000	1,500	2,175	—	600	3,500	1,350

Net Interest Income After Provision for Credit Losses	30,452	28,708	24,792	25,599	24,396	59,160	48,277

Noninterest Income
Customer Service Fees	496	495	394	373	366	991	708
Net Gain (Loss) on Sales of Securities	474	1	—	(28)	320	475	413
Net Gain on Sales of Foreclosed Assets	—	—	62	—	—	—	—
Letter of Credit Fees	323	455	849	424	387	778	703
Debit Card Interchange Fees	152	137	145	152	155	289	296
Swap Fees	938	42	521	26	—	980	—
Bank-Owned Life Insurance	387	379	362	352	312	766	613
FHLB Prepayment Income	301	—	—	—	—	301	—
Investment Advisory Fees	213	325	—	—	—	538	—
Other Income	343	245	200	223	223	588	580
Total Noninterest Income	3,627	2,079	2,533	1,522	1,763	5,706	3,313

Noninterest Expense
Salaries and Employee Benefits	11,363	11,371	10,605	9,851	9,675	22,734	19,108
Occupancy and Equipment	1,274	1,234	1,181	1,069	1,092	2,508	2,149
FDIC Insurance Assessment	750	450	609	750	725	1,200	1,600
Data Processing	625	619	445	368	472	1,244	884
Professional and Consulting Fees	1,110	994	989	1,149	852	2,104	1,741
Derivative Collateral Fees	372	451	426	381	528	823	1,014
Information Technology and Telecommunications	971	971	877	840	812	1,942	1,608
Marketing and Advertising	435	327	479	367	317	762	639
Intangible Asset Amortization	230	230	52	9	8	460	17
Other Expense	1,811	1,489	1,149	976	1,058	3,300	1,968
Total Noninterest Expense	18,941	18,136	16,812	15,760	15,539	37,077	30,728

Income Before Income Taxes	15,138	12,651	10,513	11,361	10,620	27,789	20,862
Provision for Income Taxes	3,618	3,018	2,309	2,686	2,505	6,636	4,916
Net Income	11,520	9,633	8,204	8,675	8,115	21,153	15,946
Preferred Stock Dividends	(1,014)	(1,013)	(1,014)	(1,013)	(1,014)	(2,027)	(2,027)
Net Income Available to Common Shareholders	$10,506	$8,620	$7,190	$7,662	$7,101	$19,126	$13,919

Earnings Per Share
Basic	$0.38	$0.31	$0.26	$0.28	$0.26	$0.70	$0.51
Diluted	0.38	0.31	0.26	0.27	0.26	0.68	0.50

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	June 30, 2025			March 31, 2025			June 30, 2024
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$166,164	$1,681	4.06%	$205,897	$2,056	4.05%	$81,672	$922	4.54%
Investment Securities:
Taxable Investment Securities	734,998	8,883	4.85	768,591	9,033	4.77	641,469	7,861	4.93
Tax-Exempt Investment Securities (1)	31,940	401	5.04	35,549	461	5.26	31,550	401	5.11
Total Investment Securities	766,938	9,284	4.86	804,140	9,494	4.79	673,019	8,262	4.94
Loans (1)(2)	4,064,540	58,122	5.74	3,899,258	53,979	5.61	3,771,768	51,592	5.50
Federal Home Loan Bank Stock	21,416	429	8.03	18,988	435	9.28	19,461	394	8.15
Total Interest Earning Assets	5,019,058	69,516	5.56%	4,928,283	65,964	5.43%	4,545,920	61,170	5.41%
Noninterest Earning Assets	143,124			143,163			100,597
Total Assets	$5,162,182			$5,071,446			$4,646,517

Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$813,906	$7,769	3.83%	$855,564	$8,189	3.88%	$732,923	$8,270	4.54%
Savings and Money Market Deposits	1,370,831	12,692	3.71	1,302,349	11,935	3.72	914,397	9,459	4.16
Time Deposits	326,024	3,268	4.02	328,902	3,309	4.08	360,691	3,850	4.30
Brokered Deposits	833,629	8,768	4.22	834,866	8,670	4.21	976,467	10,039	4.13
Total Interest Bearing Deposits	3,344,390	32,497	3.90	3,321,681	32,103	3.92	2,984,478	31,618	4.26
Federal Funds Purchased	1,369	16	4.64	—	—	—	61,151	853	5.61
Notes Payable	13,750	260	7.58	13,750	258	7.60	13,750	296	8.64
FHLB Advances	404,473	2,852	2.83	354,556	2,156	2.47	306,396	2,125	2.79
Subordinated Debentures	83,892	1,121	5.36	79,710	983	5.00	79,424	990	5.02
Total Interest Bearing Liabilities	3,847,874	36,746	3.83%	3,769,697	35,500	3.82%	3,445,199	35,882	4.19%

Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	774,424			767,235			691,891
Other Noninterest Bearing Liabilities	69,178			69,106			73,842
Total Noninterest Bearing Liabilities	843,602			836,341			765,733
Shareholders' Equity	470,706			465,408			435,585
Total Liabilities and Shareholders' Equity	$5,162,182			$5,071,446			$4,646,517
Net Interest Income / Interest Rate Spread		32,770	1.73%		30,464	1.61%		25,288	1.22%
Net Interest Margin (3)			2.62%			2.51%			2.24%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(318)			(256)			(292)
Net Interest Income		$32,452			$30,208			$24,996

(1)	Interest income and average rates for tax-exempt investment securities and loans are presented on a tax-equivalent basis, assuming a statutory federal income tax rate of 21%.
(2)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(3)	Net interest margin includes the tax equivalent adjustment and represents the annualized results of: (i) the difference between interest income on interest earning assets and the interest expense on interest bearing liabilities, divided by (ii) average interest earning assets for the period.

Bridgewater Bancshares, Inc. and Subsidiaries
Analysis of Average Balances, Yields and Rates

(dollars in thousands, except per share data)

(Unaudited)

	For the Six Months Ended
	June 30, 2025			June 30, 2024
	Average	Interest	Yield/	Average	Interest	Yield/
(dollars in thousands)	Balance	& Fees	Rate	Balance	& Fees	Rate
Interest Earning Assets:
Cash Investments	$185,850	$3,737	4.06%	$78,380	$1,751	4.49%
Investment Securities:
Taxable Investment Securities	751,702	17,916	4.81	639,989	15,461	4.86
Tax-Exempt Investment Securities (1)	33,734	862	5.15	31,648	801	5.09
Total Investment Securities	785,436	18,778	4.82	671,637	16,262	4.87
Loans (1)(2)	3,982,389	112,101	5.68	3,750,561	101,450	5.44
Federal Home Loan Bank Stock	20,209	864	8.62	18,760	737	7.90
Total Interest Earning Assets	4,973,884	135,480	5.49%	4,519,338	120,200	5.35%
Noninterest Earning Assets	143,115			100,340
Total Assets	$5,116,999			$4,619,678
Interest Bearing Liabilities:
Deposits:
Interest Bearing Transaction Deposits	$834,537	$15,958	3.86%	$733,714	$15,963	4.38%
Savings and Money Market Deposits	1,336,632	24,627	3.72	905,620	18,240	4.05
Time Deposits	327,613	6,577	4.05	339,143	7,017	4.16
Brokered Deposits	834,244	17,438	4.22	995,332	20,588	4.16
Total Interest Bearing Deposits	3,333,026	64,600	3.91	2,973,809	61,808	4.18
Federal Funds Purchased	688	16	4.64	41,487	1,157	5.61
Notes Payable	13,750	518	7.60	13,750	591	8.64
FHLB Advances	379,652	5,008	2.66	312,522	4,383	2.82
Subordinated Debentures	81,813	2,104	5.19	79,376	1,981	5.02
Total Interest Bearing Liabilities	3,808,929	72,246	3.82%	3,420,944	69,920	4.11%
Noninterest Bearing Liabilities:
Noninterest Bearing Transaction Deposits	770,849			695,373
Other Noninterest Bearing Liabilities	68,607			71,445
Total Noninterest Bearing Liabilities	839,456			766,818
Shareholders' Equity	468,614			431,916
Total Liabilities and Shareholders' Equity	$5,116,999			$4,619,678
Net Interest Income / Interest Rate Spread		63,234	1.67%		50,280	1.24%
Net Interest Margin (3)			2.56%			2.24%
Taxable Equivalent Adjustment:
Tax-Exempt Investment Securities and Loans		(574)			(653)
Net Interest Income		$62,660			$49,627

Bridgewater Bancshares, Inc. and Subsidiaries
Asset Quality Summary

(unaudited)

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Allowance for Credit Losses
Balance at Beginning of Period	$53,766	$52,277	$51,018	$51,949	$51,347	$52,277	$50,494
Day 1 PCD Allowance	—	—	114	—	—	—	—
Provision for Credit Losses(1)	2,000	1,500	1,450	—	600	3,500	1,450
Charge-offs	(6)	(12)	(317)	(937)	(10)	(18)	(12)
Recoveries	5	1	12	6	12	6	17
Net Charge-offs	$(1)	$(11)	$(305)	$(931)	$2	$(12)	$5
Balance at End of Period	55,765	53,766	52,277	51,018	51,949	55,765	51,949
Allowance for Credit Losses to Total Loans	1.35%	1.34%	1.35%	1.38%	1.37%	1.35%	1.37%

(1)	Includes a day 1 provision for credit losses for non-PCD loans acquired in the FMCB transaction of $950,000 for the three months ended December 31, 2024.

	As of and for the Three Months Ended					As of and for the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Provision for Credit Losses on Loans and Leases	$2,000	$1,500	$1,450	$—	$600	$3,500	$1,450
Provision for (Recovery of) Credit Losses for Off-Balance Sheet Credit Exposures	—	—	725	—	—	—	(100)
Provision for Credit Losses	$2,000	$1,500	$2,175	$—	$600	$3,500	$1,350

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024
Selected Asset Quality Data
Loans 30-89 Days Past Due	$12,492	$466	$1,291	$65	$502
Loans 30-89 Days Past Due to Total Loans	0.30%	0.01%	0.03%	0.00%	0.01%
Nonperforming Loans	$10,134	$10,290	$301	$8,378	$678
Nonperforming Loans to Total Loans	0.24%	0.26%	0.01%	0.23%	0.02%
Nonaccrual Loans to Total Loans	0.24	0.26	0.01	0.23	0.02
Nonaccrual Loans and Loans Past Due 90 Days and Still Accruing to Total Loans	0.24	0.26	0.01	0.23	0.02
Foreclosed Assets	$185	$—	$—	$434	$—
Nonperforming Assets (1)	10,319	10,290	301	8,812	678
Nonperforming Assets to Total Assets (1)	0.19%	0.20%	0.01%	0.19%	0.01%
Net Loan Charge-Offs (Annualized) to Average Loans	0.00	0.00	0.03	0.10	0.00
Watchlist/Special Mention Risk Rating Loans	$53,282	$38,346	$46,581	$31,991	$30,436
Substandard Risk Rating Loans	44,986	31,587	21,791	31,637	33,908

(1)	Nonperforming assets are defined as nonaccrual loans plus 90 days past due and still accruing plus foreclosed assets.

Bridgewater Bancshares, Inc. and Subsidiaries
Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Pre-Provision Net Revenue
Noninterest Income	$3,627	$2,079	$2,533	$1,522	$1,763	$5,706	$3,313
Less: (Gain) Loss on Sales of Securities	(474)	(1)	—	28	(320)	(475)	(413)
Less: FHLB Advance Prepayment Income	(301)	—	—	—	—	(301)	—
Total Operating Noninterest Income	2,852	2,078	2,533	1,550	1,443	4,930	2,900
Plus: Net Interest Income	32,452	30,208	26,967	25,599	24,996	62,660	49,627
Net Operating Revenue	$35,304	$32,286	$29,500	$27,149	$26,439	$67,590	$52,527

Noninterest Expense	$18,941	$18,136	$16,812	$15,760	$15,539	$37,077	$30,728
Total Operating Noninterest Expense	$18,941	$18,136	$16,812	$15,760	$15,539	$37,077	$30,728

Pre-Provision Net Revenue	$16,363	$14,150	$12,688	$11,389	$10,900	$30,513	$21,799

Plus:
Non-Operating Revenue Adjustments	775	1	—	(28)	320	776	413
Less:
Provision for Credit Losses	2,000	1,500	2,175	—	600	3,500	1,350
Provision for Income Taxes	3,618	3,018	2,309	2,686	2,505	6,636	4,916
Net Income	$11,520	$9,633	$8,204	$8,675	$8,115	$21,153	$15,946

Average Assets	$5,162,182	$5,071,446	$4,788,036	$4,703,804	$4,646,517	$5,116,999	$4,619,678
Pre-Provision Net Revenue Return on Average Assets	1.27%	1.13%	1.05%	0.96%	0.94%	1.20%	0.95%

Adjusted Pre-Provision Net Revenue
Net Operating Revenue	$35,304	$32,286	$29,500	$27,149	$26,439	$67,590	$52,527

Noninterest Expense	$18,941	$18,136	$16,812	$15,760	$15,539	$37,077	$30,728
Less: Merger-related Expenses	(540)	(565)	(488)	(224)	—	(1,105)	—
Adjusted Total Operating Noninterest Expense	$18,401	$17,571	$16,324	$15,536	$15,539	$35,972	$30,728

Adjusted Pre-Provision Net Revenue	$16,903	$14,715	$13,176	$11,613	$10,900	$31,618	$21,799
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.31%	1.18%	1.09%	0.98%	0.94%	1.25%	0.95%

Core Net Interest Margin
Net Interest Income (Tax-equivalent Basis)	$32,770	$30,464	$27,254	$25,905	$25,288	$63,234	$50,280
Less:
Loan Fees	(1,019)	(719)	(747)	(968)	(767)	(1,738)	(1,374)
Purchase Accounting Accretion:
Loan Accretion	(425)	(342)	—	—	—	(767)	—
Bond Accretion	(152)	(578)	(91)	—	—	(730)	—
Bank-Owned Certificates of Deposit Accretion	(4)	(7)	—	—	—	(11)	—
Deposit Certificates of Deposit Accretion	(37)	(38)	—	—	—	(75)	—
Total Purchase Accounting Accretion	(618)	(965)	(91)	—	—	(1,583)	—
Core Net Interest Income (Tax-equivalent Basis)	$31,133	$28,780	$26,416	$24,937	$24,521	$59,913	$48,906

Average Interest Earning Assets	$5,019,058	$4,928,283	$4,682,841	$4,595,521	$4,545,920	$4,973,884	$4,519,338
Core Net Interest Margin	2.49%	2.37%	2.24%	2.16%	2.17%	2.43%	2.18%

Core Loan Yield
Loan Interest Income (Tax-equivalent Basis)	$58,122	$53,979	$52,078	$52,118	$51,592	$112,101	$101,450
Less:
Loan Fees	(1,019)	(719)	(747)	(968)	(767)	(1,738)	(1,374)
Loan Accretion	(425)	(342)	—	—	—	(767)	—
Core Loan Interest Income	$56,678	$52,918	$51,331	$51,150	$50,825	$109,596	$100,076

Average Loans	$4,064,540	$3,899,258	$3,730,532	$3,721,654	$3,771,768	$3,982,389	$3,750,561
Core Loan Yield	5.59%	5.50%	5.47%	5.47%	5.42%	5.55%	5.37%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Efficiency Ratio
Noninterest Expense	$18,941	$18,136	$16,812	$15,760	$15,539	$37,077	$30,728
Less: Amortization of Intangible Assets	(230)	(230)	(52)	(9)	(8)	(460)	(17)
Adjusted Noninterest Expense	$18,711	$17,906	$16,760	$15,751	$15,531	$36,617	$30,711

Net Interest Income	$32,452	$30,208	$26,967	$25,599	$24,996	$62,660	$49,627
Noninterest Income	3,627	2,079	2,533	1,522	1,763	5,706	3,313
Less: (Gain) Loss on Sales of Securities	(474)	(1)	—	28	(320)	(475)	(413)
Adjusted Operating Revenue	$35,605	$32,286	$29,500	$27,149	$26,439	$67,891	$52,527
Efficiency Ratio	52.6%	55.5%	56.8%	58.0%	58.7%	53.9%	58.5%

Adjusted Efficiency Ratio
Noninterest Expense	$18,941	$18,136	$16,812	$15,760	$15,539	$37,077	$30,728
Less: Amortization of Intangible Assets	(230)	(230)	(52)	(9)	(8)	(460)	(17)
Less: Merger-related Expenses	(540)	(565)	(488)	(224)	—	(1,105)	—
Adjusted Noninterest Expense	$18,171	$17,341	$16,272	$15,527	$15,531	$35,512	$30,711

Net Interest Income	$32,452	$30,208	$26,967	$25,599	$24,996	$62,660	$49,627
Noninterest Income	3,627	2,079	2,533	1,522	1,763	5,706	3,313
Less: (Gain) Loss on Sales of Securities	(474)	(1)	—	28	(320)	(475)	(413)
Less: FHLB Advance Prepayment Income	(301)	—	—	—	—	(301)	—
Adjusted Operating Revenue	$35,304	$32,286	$29,500	$27,149	$26,439	$67,590	$52,527
Adjusted Efficiency Ratio	51.5%	53.7%	55.2%	57.2%	58.7%	52.5%	58.5%

Adjusted Noninterest Expense to Average Assets (Annualized)
Noninterest Expense	$18,941	$18,136	$16,812	$15,760	$15,539	$37,077	$30,728
Less: Merger-related Expenses	(540)	(565)	(488)	(224)	—	(1,105)	—
Adjusted Noninterest Expense	$18,401	$17,571	$16,324	$15,536	$15,539	$35,972	$30,728

Average Assets	$5,162,182	$5,071,446	$4,788,036	$4,703,804	$4,646,517	$5,116,999	$4,619,678
Adjusted Noninterest Expense to Average Assets (Annualized)	1.43%	1.41%	1.36%	1.31%	1.35%	1.42%	1.34%

Tangible Common Equity and Tangible Common Equity/Tangible Assets
Total Shareholders' Equity	$476,282	$468,975	$457,935	$452,200	$439,241
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	409,768	402,461	391,421	385,686	372,727
Less: Intangible Assets	(19,372)	(19,602)	(19,832)	(2,789)	(2,797)
Tangible Common Equity	$390,396	$382,859	$371,589	$382,897	$369,930

Total Assets	$5,296,673	$5,136,808	$5,066,242	$4,691,517	$4,687,035
Less: Intangible Assets	(19,372)	(19,602)	(19,832)	(2,789)	(2,797)
Tangible Assets	$5,277,301	$5,117,206	$5,046,410	$4,688,728	$4,684,238
Tangible Common Equity/Tangible Assets	7.40%	7.48%	7.36%	8.17%	7.90%

Tangible Book Value Per Share
Book Value Per Common Share	$14.92	$14.60	$14.21	$14.06	$13.63
Less: Effects of Intangible Assets	(0.71)	(0.71)	(0.72)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$14.21	$13.89	$13.49	$13.96	$13.53

Return on Average Tangible Common Equity
Net Income Available to Common Shareholders	$10,506	$8,620	$7,190	$7,662	$7,101	$19,126	$13,919

Average Shareholders' Equity	$471,700	$465,408	$455,949	$443,077	$435,585	$468,614	$431,916
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	405,186	398,894	389,435	376,563	369,071	402,100	365,402
Less: Effects of Average Intangible Assets	(19,504)	(19,738)	(4,412)	(2,794)	(2,802)	(19,620)	(2,806)
Average Tangible Common Equity	$385,682	$379,156	$385,023	$373,769	$366,269	$382,480	$362,596
Return on Average Tangible Common Equity	10.93%	9.22%	7.43%	8.16%	7.80%	10.08%	7.72%

Bridgewater Bancshares, Inc. and Subsidiaries

Non-GAAP Financial Measures

(unaudited)

	For the Three Months Ended					For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Adjusted Diluted Earnings Per Common Share
Net Income Available to Common Shareholders	$10,506	$8,620	$7,190	$7,662	$7,101	$19,126	$13,919

Add: Merger-related Expenses	540	565	488	224	—	1,105	—
Less: FHLB Advance Prepayment Income	(301)	—	—	—	—	(301)	—
Less: (Gain) Loss on Sales of Securities	(474)	(1)	—	28	(320)	(475)	(413)
Total Adjustments	(235)	564	488	252	(320)	329	(413)
Less: Tax Impact of Adjustments	56	(135)	(107)	(59)	76	(79)	97
Adjusted Net Income Available to Common Shareholders	$10,327	$9,049	$7,571	$7,855	$6,857	$19,376	$13,603

Diluted Weighted Average Shares Outstanding	27,998,008	28,036,506	28,055,532	27,904,910	27,748,184	28,022,592	27,921,601
Adjusted Diluted Earnings Per Common Share	$0.37	$0.32	$0.27	$0.28	$0.25	$0.69	$0.49

Adjusted Return on Average Assets
Net Income	$11,520	$9,633	$8,204	$8,675	$8,115	$21,153	$15,946
Add: Total Adjustments	(235)	564	488	252	(320)	329	(413)
Less: Tax Impact of Adjustments	56	(135)	(107)	(59)	76	(79)	97
Adjusted Net Income	$11,341	$10,062	$8,585	$8,868	$7,871	$21,403	$15,630

Average Assets	$5,162,182	$5,071,446	$4,788,036	$4,703,804	$4,646,517	$5,116,999	$4,619,678
Adjusted Return on Average Assets	0.88%	0.80%	0.71%	0.75%	0.68%	0.84%	0.68%

Adjusted Return on Average Shareholders' Equity
Adjusted Net Income	$11,341	$10,062	$8,585	$8,868	$7,871	$21,403	$15,630

Average Shareholders' Equity	$471,700	$465,408	$455,949	$443,077	$435,585	$468,614	$431,916
Adjusted Return on Average Shareholders' Equity	9.64%	8.77%	7.49%	7.96%	7.27%	9.21%	7.28%

Adjusted Return on Average Tangible Common Equity
Adjusted Net Income Available to Common Shareholders	$10,327	$9,049	$7,571	$7,855	$6,857	$19,376	$13,603

Average Tangible Common Equity	$385,682	$379,156	$385,023	$373,769	$366,269	$382,480	$362,596
Adjusted Return on Average Tangible Common Equity	10.74%	9.68%	7.82%	8.36%	7.53%	10.22%	7.54%